UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2020

GRAN TIERRA ENERGY INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34018	98-0479924
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 900, 520-3 Avenue SW
Calgary, Alberta, Canada
T2P 0R3

(Address of Principal Executive Offices)

(Zip Code)

(403) 265-3221

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GTE	NYSE American Toronto Stock Exchange London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

Gran Tierra Energy Inc. (“Gran Tierra”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) on May 6, 2020, in Calgary, Alberta, Canada. The following is a brief description of each matter voted upon at the Annual Meeting, as well as the final tally of (1) the number of votes for, against or abstaining for each director, (2) the number of votes for, against or abstaining for each other matter, and (3) the number of broker non-votes with respect to each matter. A more complete description of each matter is set forth in Gran Tierra’s definitive proxy statement filed with the Securities and Exchange Commission on March 25, 2020 (the “Proxy Statement”).

Proposal 1 – Election of Directors

Gran Tierra’s stockholders duly elected each of the nominees proposed by Gran Tierra to serve until Gran Tierra’s 2021 Annual Meeting of Stockholders or until their respective successor has been duly elected and qualified. The tabulation of votes on this matter was as follows:

Nominee	Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Votes
Gary S. Guidry	183,716,287	7,029,500	46,281,779	43,081,178
Peter J. Dey	153,494,648	37,450,990	46,081,928	43,081,178
Evan Hazell	184,669,107	6,251,405	46,107,054	43,081,178
Robert B. Hodgins	183,445,303	7,536,545	46,045,718	43,081,178
Ronald W. Royal	184,619,271	6,353,841	46,054,454	43,081,178
Sondra Scott	229,633,926	6,603,446	790,194	43,081,178
David P. Smith	183,464,344	7,581,762	45,981,460	43,081,178
Brooke Wade	165,621,508	25,425,476	45,980,582	43,081,178

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

Gran Tierra’s stockholders ratified the selection of KPMG LLP as Gran Tierra’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The tabulation of votes on this matter was as follows:

Shares voted for:	269,830,981
Shares voted against:	9,554,547
Shares abstaining:	723,216
Broker non-votes:	0

Proposal 3 – Approval of Named Executive Officer Compensation

Gran Tierra’s stockholders approved, on an advisory basis, the compensation of Gran Tierra’s named executive officers, as disclosed in the Proxy Statement. The tabulation of votes on this matter was as follows:

Shares voted for:	196,295,853
Shares voted against:	38,798,286
Shares abstaining:	1,933,427
Broker non-votes:	43,081,178

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2020	GRAN TIERRA ENERGY INC.

/s/ Gary S. Guidry
	By:	Gary S. Guidry
	Title:	Chief Executive Officer